UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 28, 2017

THE MOSAIC COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-32327	20-1026454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Campus Drive Suite E490 Plymouth, Minnesota

55441
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 918-8270
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
As previously disclosed, on December 19, 2016, The Mosaic Company (“Mosaic”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Vale S.A. (“Vale”) and Vale Fertilizer Netherlands B.V. (“Vale Netherlands” and, together with Vale and certain of its affiliates, the “Sellers”), pursuant to which Mosaic agreed, upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, to purchase from the Sellers (the “Purchase”) Vale’s global phosphate and potash operations conducted through Vale Fertilizantes S.A. (the “Company”), with the Purchase to be effected through the acquisition by Mosaic of all of the issued and outstanding capital stock of the Company. On December 28, 2017, Mosaic and the Sellers entered into a letter agreement (the “Letter Agreement”), which provides for, among other matters, certain amendments to the Stock Purchase Agreement, including a reduction of (i) the cash portion of the purchase price to be paid by Mosaic under the Stock Purchase Agreement to $1.15 billion and (ii) the number of shares of Mosaic common stock to be issued to the Sellers under the Stock Purchase Agreement to 34,176,574 shares. In addition, the Letter Agreement provides for the transfer to Vale of certain shares in a non-wholly owned subsidiary of the Company. In the Letter Agreement, Mosaic and the Sellers also agreed to extend the Termination Date (as defined in the Stock Purchase Agreement) from December 31, 2017 to January 16, 2018.
The foregoing description of the Letter Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Letter Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.
Pursuant to the Letter Agreement described above in Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference, the number of shares of Mosaic common stock that Mosaic has agreed to deliver to Vale or an affiliate of Vale as part of the purchase price at the closing of the Purchase has been reduced to 34,176,574 shares. The issuance of such shares will be made pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506 promulgated thereunder.

Item 7.01.	Regulation FD
The following information is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing:
On January 2, 2018, Mosaic issued a press release announcing the matters relating to the Letter Agreement described above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Forward Looking Statements
This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about our proposed acquisition of the global phosphate and potash operations of Vale S.A. (“Vale”) conducted through Vale Fertilizantes S.A. (the “Transaction”) and the anticipated benefits and synergies of the proposed Transaction, other proposed or pending future transactions or strategic plans and other statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include, but are not limited to: risks and uncertainties arising from the possibility that the closing of the proposed Transaction may be delayed or may not occur, including delays or risks arising from any inability to satisfy any closing conditions; our ability to secure financing, or financing on satisfactory terms and in amounts sufficient to fund the cash portion of the purchase price without the need for additional funds from other liquidity sources; difficulties with realization of the benefits of the proposed Transaction, including the risks that the acquired business may not be integrated successfully or that the anticipated synergies or cost or capital expenditure savings from the Transaction may not be fully realized or may take longer to realize than expected, including because of political and economic instability in Brazil or changes in government policy in Brazil; the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; the effect of future product innovations or development of new technologies on demand for our products; changes in foreign currency and exchange rates; international trade risks and other risks associated with Mosaic’s international operations and those of joint ventures in which Mosaic participates, including the performance of the Wa’ad Al Shamal Phosphate Company (also known as MWSPC) and the entity operating the Miski Mayo mine, the risk that protests against natural resource companies in Peru extend to or impact the Miski Mayo mine, the ability of MWSPC to obtain additional planned funding in acceptable amounts and upon acceptable terms, the timely development and commencement of operations of production facilities in the Kingdom of Saudi Arabia, the future success of current plans for MWSPC and any future changes in those plans; difficulties with realization of the benefits of our long term natural gas based pricing ammonia supply agreement with CF Industries, Inc., including the risk that the cost savings initially anticipated from the agreement may not be fully realized over its term or that the price of natural gas or ammonia during the term are at levels at which the pricing is disadvantageous to Mosaic; customer defaults; the effects of Mosaic’s decisions to exit business operations or locations; changes in government policy; changes in environmental and other governmental regulation, including expansion of the types and extent of water resources regulated under federal law, carbon taxes or other greenhouse gas regulation, implementation of numeric water quality standards for the discharge of nutrients into Florida waterways or efforts to reduce the flow of excess nutrients into the Mississippi River basin, the Gulf of Mexico or elsewhere; further developments in judicial or administrative proceedings, or complaints that Mosaic’s operations are adversely impacting nearby farms, business operations or properties; difficulties or delays in receiving, increased costs of or challenges to necessary governmental permits or approvals or increased financial assurance requirements; resolution of global tax audit activity; the effectiveness of Mosaic’s processes for managing its strategic priorities; adverse weather conditions affecting operations in Central Florida, the Mississippi River basin, the Gulf Coast of the United States or Canada, and including potential hurricanes, excess heat, cold, snow, rainfall or drought; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental regulation, Canadian resources taxes and royalties, or the costs of the MWSPC, its existing or future funding and Mosaic’s commitments in support of such funding; reduction of Mosaic’s available cash and liquidity, and increased leverage, due to its use of cash and/or available debt capacity to fund financial assurance requirements and strategic investments; brine inflows at Mosaic’s Esterhazy, Saskatchewan, potash mine or other potash shaft mines; other accidents and disruptions involving Mosaic’s operations, including potential mine fires, floods, explosions, seismic events, sinkholes or releases of hazardous or volatile chemicals; and risks associated with cyber security, including reputational loss; as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
Reference is made to the Exhibit Index hereto with respect to the exhibits hereto.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOSAIC COMPANY

Date: January 2, 2018	By:	/s/ Mark J. Isaacson
	Name:	Mark J. Isaacson
	Title:	Senior Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Letter Agreement, dated as of December 28, 2017, by and among The Mosaic Company, Vale S.A. and Vale Fertilizer Netherlands B.V.*
99.1	Press Release of Mosaic, issued January 2, 2018

*
Mosaic agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedules and exhibits to the extent required by the rules of the Securities and Exchange Commission upon request.